Exhibit 99.2

Chubb Limited

Financial Supplement

for the Quarter Ended March 31, 2016

Investor Contact

Helen M. Wilson

Phone: (441) 299-9283

email: investorrelations@chubb.com

This report is for informational purposes only. It should be read in conjunction with documents filed by Chubb Limited with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and the closing reports on Form 8-K/A filed on March 24, 2016.

New Financial Reporting Disclosures

Effective Q1 2016, Chubb Limited will report financial results within the following business segments: North America Commercial P&C Insurance, North America Personal P&C Insurance, North America Agricultural Insurance, Overseas General Insurance, Global Reinsurance, and Life Insurance. This reflects the company’s significantly larger and expanded operations subsequent to its acquisition of The Chubb Corporation on January 14, 2016. In addition, the company also redefined Corporate to include all run-off asbestos and environmental (A&E) exposures, the results of its Brandywine business, the results of its Westchester Specialty operations for 1996 and prior years, certain other mass tort exposures and Legacy Chubb A&E and mass tort exposures. Chubb integration expenses are incurred by the overall company and are therefore included in Corporate. The costs are not related to the on-going business activities of the segments and are therefore excluded from our definition of segment income. All prior periods have been revised to conform to the new segment presentation. Unless otherwise indicated, the term ‘pro forma’ is used to represent the combined company’s normal course of business without purchase accounting adjustments in order to present the underlying economics of the company’s business. Pro forma is defined as follows:

2016 Pro forma results: The combined company results inclusive of the first 14 days of January 2016. The 2016 and 2015 pro forma underwriting results do not include any impact from purchase accounting adjustments.

2015 Pro forma results: Legacy ACE plus Legacy Chubb historical results. For comparative purposes, the company reclassified certain income and expense items in the 2015 reported amounts of Legacy Chubb to be on the same basis as Legacy ACE results.

Pro forma results presented throughout this document are unaudited and are provided for informational purposes only. A reconciliation of pro forma results as defined above to pro forma results in accordance with SEC guidance under Article 11, is provided in the Reconciliation of non-GAAP starting on page 25.

Cautionary Statement Regarding Forward-Looking Statements

Any forward-looking statements made in this financial supplement reflect Chubb’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause actual results to differ materially from as indicated by such statements. For example, forward-looking statements related to financial performance including exposures, reserves and recoverables could be affected by the frequency of unpredictable catastrophic events, actual loss experience, uncertainties in the reserving or settlement process, currency exchange fluctuations, new theories of liability, judicial, legislative, regulatory and other governmental developments, litigation tactics and developments, investigation developments and actual settlement terms, the amount and timing of reinsurance receivable and credit developments among reinsurers.

Our forward-looking statements could also be affected by competition, pricing and policy term trends, market acceptance, changes in demand, actual market developments, rating agency action, possible terrorism or the outbreak and effects of war. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

New Disclosures

Chubb Limited

Financial Supplement Table of Contents

		Page
I.	Financial Highlights
	- Consolidated Financial Highlights	1

II.	Consolidated Results
	- Consolidated Results - Consecutive Quarters	2
	- Summary Consolidated Balance Sheets	3
	- Pro Forma Consolidated Statement of Operations	4
	- Consolidated Statement of Operations	5 - 6

III.	Global P&C Results
	- Global P&C Results - Consecutive Quarters	7

IV.	Segment Results
	- North America Commercial P&C Insurance	8
	- North America Personal P&C Insurance	9
	- North American Agricultural Insurance	10
	- Overseas General Insurance	11
	- Global Reinsurance	12
	- Life Insurance	13
	- Corporate	14

V.	Balance Sheet Details
	- Loss Reserve Rollforward	15
	- Reinsurance Recoverable Analysis	16
	- Investment Portfolio	17 - 20
	- Net Realized and Unrealized Gains (Losses)	21
	- Debt and Capital	22
	- Computation of Basic and Diluted Earnings Per Share	23
	- Book Value and Book Value per Common Share	24

VI.	Other Disclosures
	- Non-GAAP Financial Measures	25 - 29
	- Glossary	30

Chubb Limited

Consolidated Financial Highlights

(in millions of U.S. dollars, except share, per share data, and ratios)

(Unaudited)

Note: All dollar amounts in the Financial Supplement are rounded. However, percent changes and ratios are calculated using whole dollars. Accordingly, calculations using rounded dollars may differ.

	As Reported					Pro Forma*
					Constant $					Constant $
	Three months ended March 31		% Change		% Change	Three months ended March 31		% Change		% Change
			1Q-16 vs.	Constant $	1Q-16 vs.			1Q-16 vs.	Constant $	1Q-16 vs.
	2016	2015	1Q-15	2015 (1)	1Q-15 (1)	2016	2015	1Q-15	2015 (1)	1Q-15 (1)

Gross premiums written	$7,389	$5,322	38.8%	$5,067	45.8%	$8,321	$8,700	-4.4%	$8,352	-0.4%

Net premiums written	$5,995	$4,076	47.1%	$3,865	55.1%	$6,850	$7,216	-5.1%	$6,916	-1.0%

P&C net premiums written (2)	$5,479	$3,585	52.8%	$3,397	61.3%	$6,333	$6,700	-5.5%	$6,422	-1.4%

Global P&C net premiums written (2)	$5,415	$3,497	54.9%	$3,309	63.6%	$6,269	$6,612	-5.2%	$6,334	-1.0%

Net premiums earned	$6,597	$3,927	68.0%	$3,745	76.2%	$6,988	$7,037	-0.7%	$6,785	3.0%

Adjusted net investment income (2)	$767	$551	39.3%	$540	42.1%

Operating income	$1,019	$745	36.8%	$724	40.7%

Net income	$439	$681	-35.6%

Comprehensive income	$1,541	$642	139.6%

Operating cash flow	$1,020	$1,075

P&C combined ratio (2)

Loss and loss expense ratio	57.3%	57.1%				57.3%	59.3%

Underwriting and administrative expense ratio	32.7%	31.3%				31.6%	31.8%

Combined ratio	90.0%	88.4%				88.9%	91.1%

Operating return on equity (ROE)	10.2%	10.8%

Operating return on tangible equity	18.5%

ROE	4.7%	9.2%

Operating effective tax rate (3)	16.5%	13.7%

Effective tax rate	22.1%	15.0%

Diluted earnings per share

Operating income	$2.26	$2.25	0.4%

Net income	$0.97	$2.05	-52.7%

Full quarter diluted earnings per share (4)

Operating income	$2.29

Net income	$1.06

				December 31 2015	% Change 1Q-16 vs 4Q-15
Book value per common share	$98.85			$89.77	10.1%

Book value per common share excluding foreign currency (5)	$98.20			$89.77	9.4%

Tangible book value per common share	$53.83			$72.25	-25.5%

Tangible book value per common share excluding foreign currency (5)	$53.62			$72.25	-25.8%

Weighted average basic common shares outstanding	446.7	328.2		325.6

Weighted average diluted common shares outstanding	450.0	331.7		328.8

Total hybrid & financial debt/capitalization	22.6%			25.0%

(1)	Prior periods on a constant dollar basis.
(2)	See non-GAAP financial measures.
(3)	Operating effective tax rate is dependent upon the mix of earnings from different jurisdictions with various tax rates. A change in the geographic mix of earnings would change the effective tax rate. The increase in the operating effective tax rate for the quarter was primarily due to a higher percentage of operating earnings being generated in higher tax paying jurisdictions.
(4)	Full quarter diluted earnings per share for Q1 2016 includes the combined company results inclusive of the first 14 days of January 2016 and includes the impact of purchase accounting adjustments related to The Chubb Corporation acquisition.
(5)	For 2016, book value per common share and tangible book value per common share exclude the impact of foreign currency movement during the quarter.

*	2016 Pro forma results: The combined company results inclusive of the first 14 days of January 2016. The 2016 and 2015 pro forma underwriting results do not include any impact from purchase accounting adjustments.

2015 Pro forma results: Legacy ACE plus Legacy Chubb historical results. For comparative purposes, the company reclassified certain income and expense items in the 2015 reported amounts of Legacy Chubb to be on the same basis as Legacy ACE results.

Financial Highlights	Page 1

Chubb Limited

P&C Consolidated Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

	As Reported	Pro Forma*		Legacy ACE
	1Q-16	1Q-16	1Q-15	4Q-15	3Q-15	2Q-15	1Q-15	Full Year 2015
Chubb Limited Consolidated
P&C Consolidated Results (Including Corporate) Excluding Life Insurance Segment (1)
Gross premiums written	$6,843	$7,774	$8,151	$5,091	$5,824	$5,975	$4,800	$21,690
Net premiums written	5,479	6,333	6,700	3,629	4,217	4,284	3,585	15,715
Net premiums earned	6,100	6,489	6,539	3,701	4,239	3,873	3,453	15,266
Adjusted losses and loss expenses (1)	3,497	3,719	3,877	2,146	2,494	2,282	1,970	8,892
Policy acquisition costs (excluding amortization of acquired UPR intangible)	721	1,287	1,284	602	654	609	600	2,465
Amortization of acquired UPR intangible (2)	570	—	—	—	—	—	—	—
Administrative expenses	700	763	793	500	494	504	481	1,979

Underwriting income	612	720	585	453	597	478	402	1,930

Adjusted net investment income (1)	700			465	483	496	485	1,929
Adjusted interest expense (1)	149			64	68	71	68	271
Other income (expense) - operating (3)	—			(6)	12	(1)	(2)	3
Amortization of purchased intangibles	7			35	51	55	30	171
Income tax expense	201			97	140	136	119	492

P&C Operating income (including Corporate) excluding Life Insurance segment	955			716	833	711	668	2,928
Life Insurance segment income	64			64	64	77	77	282

Consolidated operating income	1,019			780	897	788	745	3,210

Chubb integration and related expenses, net of tax	(106)			(35)	(7)	—	—	(42)
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax (2)(4)	(59)			—	—	—	—	—

Adjusted net realized gains (losses) (1)	(394)			(57)	(393)	128	(89)	(411)
Net realized gains (losses) related to unconsolidated entities	(25)			(17)	25	33	26	67
Income tax expense (benefit) on adjusted net realized gains (losses)	(4)			(12)	(6)	7	1	(10)

Consolidated net income	$439			$683	$528	$942	$681	$2,834

% Change versus prior year period (1)
Net premiums written	52.8%	-5.5%		-4.6%	-0.4%	5.5%	-2.9%	-0.5%
Net premiums earned	76.7%	-0.7%		-4.4%	-0.6%	0.8%	-1.0%	-1.3%

Net premiums written constant $	61.3%	-1.4%		1.7%	5.6%	11.6%	1.7%	5.3%
Net premiums earned constant $	85.3%	2.9%		1.6%	5.4%	7.0%	3.5%	4.4%

Other ratios
Net premiums written/gross premiums written (1)	80%	81%	82%	71%	72%	72%	75%	72%
Operating effective tax rate	16.5%			11.1%	13.5%	14.7%	13.7%	13.3%

P&C combined ratio (1)
Loss and loss expense ratio	57.3%	57.3%	59.3%	58.0%	58.8%	58.9%	57.1%	58.2%
Policy acquisition cost ratio	21.2%	19.8%	19.6%	16.2%	15.4%	15.7%	17.4%	16.1%
Administrative expense ratio	11.5%	11.8%	12.2%	13.5%	11.7%	13.1%	13.9%	13.1%

Combined ratio	90.0%	88.9%	91.1%	87.7%	85.9%	87.7%	88.4%	87.4%

Combined ratio excluding catastrophe losses and PPD	89.9%	88.8%	89.2%	88.4%	89.2%	88.4%	89.3%	88.8%

P&C expense ratio	32.7%	31.6%	31.8%	29.7%	27.1%	28.8%	31.3%	29.2%
P&C expense ratio excluding A&H	30.8%	29.8%	29.9%	26.3%	23.6%	25.5%	27.9%	25.7%

Catastrophe reinstatement premiums collected - pre-tax	$—	$—	$—	$(1)	$—	$—	$—	$(1)
Catastrophe losses - pre-tax	$258	$258	$315	$74	$72	$124	$51	$321
Favorable prior period development (PPD) - pre-tax	$(247)	$(247)	$(192)	$(100)	$(210)	$(153)	$(83)	$(546)
Loss and loss expense ratio excluding catastrophe losses and PPD	57.4%	57.4%	57.5%	58.5%	62.2%	59.7%	58.1%	59.7%

(1)	See non-GAAP financial measures.
(2)	Purchase accounting adjustments related to the acquisition of The Chubb Corporation.
(3)	Excludes portion of net realized investment gains and losses related to unconsolidated entities.
(4)	Includes $65 million, after-tax, of amortization expense on the fair value adjustment related to acquired invested assets, partially offset by an amortization benefit of $6 million, after-tax, on the fair value adjustment related to acquired long-term debt.

Note: See Glossary on page 30 for further information on the calculation of the components of combined ratios.

*	2016 Pro forma results: The combined company results inclusive of the first 14 days of January 2016. The 2016 and 2015 pro forma underwriting results do not include any impact from purchase accounting adjustments.

2015 Pro forma results: Legacy ACE plus Legacy Chubb historical results. For comparative purposes, the company reclassified certain income and expense items in the 2015 reported amounts of Legacy Chubb to be on the same basis as Legacy ACE results.

Consolidated Results	Page 2

Chubb Limited

Summary Consolidated Balance Sheets

(in millions of U.S. dollars, except per share data)

(Unaudited)

		Legacy ACE
	March 31	December 31
	2016	2015
Assets
Fixed maturities available for sale, at fair value	$77,538	$43,587
Fixed maturities held to maturity, at amortized cost	11,280	8,430
Equity securities, at fair value	893	497
Short-term investments, at fair value	3,382	10,446
Other investments	4,493	3,291

Total investments	97,586	66,251

Cash	1,091	1,775
Securities lending collateral	1,003	1,046
Insurance and reinsurance balances receivable	7,692	5,323
Reinsurance recoverable on losses and loss expenses	12,891	11,386
Deferred policy acquisition costs	3,376	2,873
Value of business acquired	390	395
Prepaid reinsurance premiums	2,376	2,082
Goodwill and other intangible assets	23,359	5,683
Deferred tax assets	—	318
Investments in partially-owned insurance companies	654	653
Other assets	6,226	4,521

Total assets	$156,644	$102,306

Liabilities
Unpaid losses and loss expenses	$60,206	$37,303
Unearned premiums	14,896	8,439
Future policy benefits	4,869	4,807
Insurance and reinsurance balances payable	4,733	4,270
Securities lending payable	1,004	1,047
Accounts payable, accrued expenses, and other liabilities	10,453	7,609
Deferred tax liabilities	1,142	—
Short-term debt	500	—
Long-term debt	12,636	9,389
Trust preferred securities	308	307

Total liabilities	110,747	73,171

Shareholders’ equity
Total shareholders’ equity, excl. AOCI	45,530	29,870
Accumulated other comprehensive income (AOCI)	367	(735)

Total shareholders’ equity	45,897	29,135

Total liabilities and shareholders’ equity	$156,644	$102,306

Book value per common share	$98.85	$89.77
% change over prior quarter	10.1%	-0.1%
Tangible book value per common share	$53.83	$72.25
% change over prior quarter	-25.5%	0.0%

Consol Bal Sheet	Page 3

Chubb Limited

Pro Forma Segment Results

(in millions of U.S. dollars)

(Unaudited)

	Pro Forma* (excluding purchase accounting adjustments)
	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C	Life Insurance	Total Consolidated
Pro Forma Q1 2016
Net premiums written	$2,821	$971	$64	$2,256	$221	$—	$6,333	$517	$6,850
Net premiums earned	3,104	1,134	23	2,026	202	—	6,489	499	6,988
Losses and loss expenses	1,874	714	(30)	1,063	89	9	3,719	177	3,896
Policy benefits	—	—	—	—	—	—	—	126	126
(Gains) losses from fair value changes in separate account assets	—	—	—	—	—	—	—	3	3
Policy acquisition costs	469	232	4	529	53	—	1,287	123	1,410
Administrative expenses	301	101	(4)	275	14	76	763	73	836

Adjusted underwriting income (loss)	$460	$87	$53	$159	$46	$(85)	$720	$(3)	$717

Adjusted combined ratio	85.2%	92.3%	-126.9%	92.2%	77.3%		88.9%
Adjusted combined ratio excluding catastrophe losses and PPD	88.3%	78.7%	80.6%	92.8%	78.5%		88.8%

	Pro Forma* (excluding purchase accounting adjustments)
	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C	Life Insurance	Total Consolidated
Pro Forma Q1 2015
Net premiums written	$2,928	$909	$88	$2,480	$295	$—	$6,700	$516	$7,216
Net premiums earned	3,074	1,007	64	2,166	228	—	6,539	498	7,037
Losses and loss expenses	1,892	767	22	1,081	98	17	3,877	164	4,041
Policy benefits	—	—	—	—	—	—	—	142	142
(Gains) losses from fair value changes in separate account assets	—	—	—	—	—	—	—	(11)	(11)
Policy acquisition costs	473	220	(4)	542	53	—	1,284	113	1,397
Administrative expenses	298	83	(1)	316	15	82	793	82	875

Underwriting income (loss)	$411	$(63)	$47	$227	$62	$(99)	$585	$8	$593

Combined ratio	86.6%	106.2%	26.4%	89.5%	73.0%		91.1%
Combined ratio excluding catastrophe losses and PPD	88.2%	82.6%	76.7%	91.6%	75.8%		89.2%

The following table presents the reconciliation of Q1 2016 as reported underwriting income (loss) for each segment to Q1 2016 adjusted underwriting income (loss) shown above.

	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C	Life Insurance	Total Consolidated
Q1 2016

Underwriting income (loss) as reported	$401	$26	$53	$168	$46	$(82)	$612	$(3)	$609
Add: Pre-acquisition underwriting income (loss) (14 days prior to close)	13	30	—	4	—	(3)	44	—	44
Less: amortization of acquired UPR intangible (1)	315	181	—	74	—	—	570	—	570
Add: elimination of DAC benefit (1)	(269)	(150)	—	(87)	—	—	(506)	—	(506)

Adjusted underwriting income (loss)	$460	$87	$53	$159	$46	$(85)	$720	$(3)	$717

(1)	Related to the acquisition of The Chubb Corporation.

*	2016 Pro forma results: The combined company results inclusive of the first 14 days of January 2016. The 2016 and 2015 pro forma underwriting results do not include any impact from purchase accounting adjustments.

2015 Pro forma results: Legacy ACE plus Legacy Chubb historical results. For comparative purposes, the company reclassified certain income and expense items in the 2015 reported amounts of Legacy Chubb to be on the same basis as Legacy ACE results.

Pro Forma	Page 4

Chubb Limited

Consolidated Statement of Operations - as reported results

(in millions of U.S. dollars, except ratios)

(Unaudited)

	As Reported
	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C	Life Insurance	Total (3) Consolidated
Q1 2016

Net premiums written	$2,302	$871	$64	$2,041	$201	$—	$5,479	$516	$5,995
Net premiums earned	2,896	1,024	23	1,955	202	—	6,100	497	$6,597
Losses and loss expenses	1,747	661	(30)	1,021	89	9	3,497	177	3,674
Policy benefits	—	—	—	—	—	—	—	126	126
(Gains) losses from fair value changes in separate account assets (1)	—	—	—	—	—	—	—	3	3
Policy acquisition costs (excluding amortization of acquired UPR intangible)	167	68	4	429	53	—	721	122	843
Amortization of acquired UPR intangible (2)	315	181	—	74	—	—	570	—	570
Administrative expenses	266	88	(4)	263	14	73	700	72	772

Underwriting income (loss)	401	26	53	168	46	(82)	612	(3)	609

Adjusted net investment income (3)	426	47	5	146	67	9	700	67	767

Segment income	$827	$73	$58	$314	$113	$(73)	$1,312	$64	$1,376

Adjusted interest expense (3)						149			149
Other income (expense) - operating (1)						—			—
Amortization of purchased intangibles						7			7
Income tax expense						201			201

Operating income (loss)						(430)			1,019

Chubb integration and related expenses, net of tax						(106)			(106)
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax (2)						(59)			(59)
Net realized gains (losses) (1)						(394)			(394)
Net realized gains (losses) related to unconsolidated entities						(25)			(25)
Income tax expense (benefit) on net realized gains (losses)						(4)			(4)

Net income (loss)						$(1,010)			$439

P&C Combined ratio	86.1%	97.5%	-126.9%	91.4%	77.3%		90.0%
P&C Combined ratio excluding catastrophe losses and PPD	89.5%	82.5%	80.6%	92.0%	78.5%		89.9%

(1)	(Gains) losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP have been reclassified for segment income presentation from Other income (expense).
(2)	Related to the acquisition of the Chubb Corporation.
(3)	See non-GAAP financial measures.

Consol P&L 2016	Page 5

Chubb Limited

Consolidated Statement of Operations - as reported results

(in millions of U.S. dollars, except ratios)

(Unaudited)

	Legacy ACE - adjusted to conform to new segment presentation
	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C	Life Insurance	Total (4) Consolidated

Q1 2015

Net premiums written	$1,297	$133	$88	$1,794	$273	$—	$3,585	$491	$4,076
Net premiums earned	1,380	146	64	1,637	226	—	3,453	474	3,927
Losses and loss expenses	915	111	22	814	99	9	1,970	152	2,122
Policy benefits	—	—	—	—	—	—	—	142	142
(Gains) losses from fair value changes in separate account assets (1)	—	—	—	—	—	—	—	(11)	(11)
Policy acquisition costs	130	31	(4)	389	54	—	600	107	707
Administrative expenses	151	19	(1)	256	12	44	481	73	554

Underwriting income (loss)	184	(15)	47	178	61	(53)	402	11	413

Net investment income	258	5	6	138	75	3	485	66	551

Segment income	$442	$(10)	$53	$316	$136	$(50)	$887	$77	$964

Interest expense						68			68
Other income (expense) - operating (1)						(2)			(2)
Amortization of purchased intangibles						30			30
Income tax expense						119			119

Operating income (loss)						(269)			745

Chubb integration and related expenses, net of tax						—			—
Net realized gains (losses)						(89)			(89)
Net realized gains (losses) related to unconsolidated entities						26			26
Income tax expense (benefit) on net realized gains (losses)						1			1

Net income (loss)						$(333)			$681

P&C Combined ratio	86.7%	110.2%	26.4%	89.1%	73.2%		88.4%
P&C Combined ratio excluding catastrophe losses and PPD	88.1%	85.3%	76.7%	90.3%	75.5%		89.3%

(1)	(Gains) losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP have been reclassified for segment income presentation from Other income (expense).

Consol P&L 2015	Page 6

Chubb Limited

Global P&C Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Global P&C includes the company’s North America Commercial P&C Insurance segment (refer to page 8), North America Personal P&C Insurance segment (refer to page 9), Overseas General Insurance segment (refer to page 11), Global Reinsurance segment (refer to page 12), and Corporate (refer to page 14). Global P&C excludes the North America Agricultural segment.

	As Reported	Pro Forma*		Legacy ACE
	1Q-16	1Q-16	1Q-15	4Q-15	3Q-15	2Q-15	1Q-15	Full Year 2015
Global P&C (Including Corporate and excluding Agriculture)

Gross premiums written	$6,707	$7,638	$8,023	$4,821	$4,581	$5,409	$4,672	$19,483
Net premiums written	5,415	6,269	6,612	3,487	3,480	3,905	3,497	14,369
Net premiums earned	6,077	6,466	6,475	3,461	3,500	3,552	3,389	13,902
Losses and loss expenses	3,527	3,749	3,855	1,968	1,870	2,009	1,948	7,795
Policy acquisition costs (excluding amortization of acquired UPR intangible)	717	1,283	1,288	594	612	586	604	2,396
Amortization of acquired UPR intangible (2)	570	—	—	—	—	—	—	—
Administrative expenses	704	767	794	502	494	500	482	1,978

Underwriting income	559	667	538	397	524	457	355	1,733

Adjusted net investment income (1)	695			459	478	490	479	1,906
Adjusted interest expense (1)	149			64	68	71	68	271
Other income (expense) - operating (3)	—			(6)	12	(1)	(2)	3
Amortization of purchased intangibles	7			35	51	55	30	171
Income tax expense	201			97	140	136	119	492

Global P&C operating income	897			654	755	684	615	2,708

Chubb integration and related expenses, net of tax	(106)			(35)	(7)	—	—	(42)
Amortization of fair value adjustments of acquired invested assets and long-term debt, net of tax (2)	(59)			—	—	—	—	—

Net realized gains (losses)	(394)			(57)	(393)	128	(89)	(411)
Net realized gains (losses) related to unconsolidated entities	(25)			(17)	25	33	26	67
Income tax expense (benefit) on net realized gains (losses)	(4)			(12)	(6)	7	1	(10)

Global P&C net income	$317			$557	$386	$838	$551	$2,332

% Change versus prior year period
Net premiums written	54.9%	-5.2%		-2.0%	0.3%	6.4%	0.0%	1.2%
Net premiums earned	79.4%	-0.1%		-2.4%	0.0%	1.2%	0.1%	-0.3%

Net premiums written constant $	63.6%	-1.0%		4.9%	7.8%	13.2%	5.0%	7.7%
Net premiums earned constant $	88.3%	3.6%		4.3%	7.6%	8.0%	4.8%	6.2%

Other ratios
Net premiums written/gross premiums written	81%	82%	82%	72%	76%	72%	75%	74%

Combined ratio
Loss and loss expense ratio	58.0%	58.0%	59.6%	56.9%	53.4%	56.5%	57.5%	56.1%
Policy acquisition cost ratio	21.2%	19.9%	19.9%	17.1%	17.5%	16.5%	17.8%	17.2%
Administrative expense ratio	11.6%	11.8%	12.2%	14.5%	14.1%	14.1%	14.2%	14.2%

Combined ratio	90.8%	89.7%	91.7%	88.5%	85.0%	87.1%	89.5%	87.5%

Combined ratio excluding catastrophe losses and PPD	90.0%	88.9%	89.3%	89.1%	88.8%	88.2%	89.5%	88.9%

Expense ratio	32.8%	31.7%	32.1%	31.6%	31.6%	30.6%	32.0%	31.4%
Expense ratio excluding A&H	31.0%	29.9%	30.3%	28.3%	28.2%	27.4%	28.7%	28.1%

Catastrophe reinstatement premiums collected - pre-tax	$—	$—	$—	$(1)	$—	$—	$—	$(1)
Catastrophe losses - pre-tax	$256	$256	$314	$73	$72	$117	$50	$312
Favorable prior period development (PPD) - pre-tax	$(206)	$(206)	$(159)	$(93)	$(205)	$(153)	$(50)	$(501)
Loss and loss expense ratio excluding catastrophe losses and PPD	57.2%	57.2%	57.2%	57.3%	57.3%	57.6%	57.6%	57.4%

(1)	See non-GAAP financial measures.
(2)	Purchase accounting adjustments related to the acquisition of The Chubb Corporation.
(3)	Excludes portion of net realized investment gains and losses related to unconsolidated entities.

*	2016 Pro forma results: The combined company results inclusive of the first 14 days of January 2016. The 2016 and 2015 pro forma underwriting results do not include any impact from purchase accounting adjustments.

2015 Pro forma results: Legacy ACE plus Legacy Chubb historical results. For comparative purposes, the company reclassified certain income and expense items in the 2015 reported amounts of Legacy Chubb to be on the same basis as Legacy ACE results.

Global P&C	Page 7

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

	As Reported	Pro Forma*		Legacy ACE
	1Q-16	1Q-16	1Q-15	4Q-15	3Q-15	2Q-15	1Q-15	Full Year 2015
North America Commercial P&C Insurance

Gross premiums written	$3,004	$3,572	$3,752	$2,408	$1,994	$2,070	$1,979	$8,451
Net premiums written	2,302	2,821	2,928	1,557	1,433	1,428	1,297	5,715
Net premiums earned	2,896	3,104	3,074	1,425	1,410	1,419	1,380	5,634
Losses and loss expenses	1,747	1,874	1,892	917	913	916	915	3,661
Policy acquisition costs (excluding amortization of acquired UPR intangible)	167	469	473	128	142	131	130	531
Amortization of acquired UPR intangible (1)	315	—	—	—	—	—	—	—
Administrative expenses	266	301	298	162	154	154	151	621

Underwriting income	401	460	411	218	201	218	184	821
Adjusted Net investment income	426			252	260	262	258	1,032

Segment income	$827			$470	$461	$480	$442	$1,853

Combined ratio
Loss and loss expense ratio	60.3%	60.4%	61.6%	64.4%	64.7%	64.5%	66.3%	65.0%
Policy acquisition cost ratio	16.7%	15.1%	15.4%	8.9%	10.1%	9.2%	9.4%	9.4%
Administrative expense ratio	9.1%	9.7%	9.6%	11.3%	11.0%	10.9%	11.0%	11.0%

Combined ratio	86.1%	85.2%	86.6%	84.6%	85.8%	84.6%	86.7%	85.4%

Combined ratio excluding catastrophe losses and PPD	89.5%	88.3%	88.2%	88.3%	89.3%	88.6%	88.1%	88.6%

Catastrophe losses - pre-tax	$81	$81	$66	$25	$10	$41	$9	$85
Favorable prior period development (PPD) - pre-tax	$(178)	$(178)	$(115)	$(79)	$(59)	$(96)	$(30)	$(264)
Loss and loss expense ratio excluding catastrophe losses and PPD	63.7%	63.5%	63.2%	67.8%	68.3%	68.6%	67.9%	68.2%

% Change versus prior year period
Net premiums written	77.4%	-3.7%		2.1%	2.9%	-3.3%	0.4%	0.5%
Net premiums earned	109.9%	1.0%		0.5%	2.3%	1.4%	2.1%	1.6%

Net premiums written constant $	78.4%	-3.5%
Net premiums earned constant $	111.1%	1.3%

Other ratios
Net premiums written/gross premiums written	77%	79%	78%	65%	72%	69%	66%	68%

(1)	Related to the acquisition of The Chubb Corporation.

*	2016 Pro forma results: The combined company results inclusive of the first 14 days of January 2016. The 2016 and 2015 pro forma underwriting results do not include any impact from purchase accounting adjustments.

2015 Pro forma results: Legacy ACE plus Legacy Chubb historical results. For comparative purposes, the company reclassified certain income and expense items in the 2015 reported amounts of Legacy Chubb to be on the same basis as Legacy ACE results.

NA Commercial	Page 8

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

	As Reported	Pro Forma*		Legacy ACE
	1Q-16	1Q-16	1Q-15	4Q-15	3Q-15	2Q-15	1Q-15	Full Year 2015
North America Personal P&C Insurance

Gross premiums written	$974	$1,083	$978	$314	$378	$835	$146	$1,673
Net premiums written	871	971	909	234	278	547	133	1,192
Net premiums earned	1,024	1,134	1,007	261	272	269	146	948
Losses and loss expenses	661	714	767	144	179	156	111	590
Policy acquisition costs (excluding amortization of acquired UPR intangible)	68	232	220	26	13	(1)	31	69
Amortization of acquired UPR intangible (1)	181	—	—	—	—	—	—	—
Administrative expenses	88	101	83	34	36	34	19	123

Underwriting income (loss)	26	87	(63)	57	44	80	(15)	166
Adjusted Net investment income	47			6	7	7	5	25

Segment income (loss)	$73			$63	$51	$87	$(10)	$191

Combined ratio
Loss and loss expense ratio	64.6%	62.9%	76.2%	55.2%	65.8%	57.9%	76.4%	62.3%
Policy acquisition cost ratio	24.3%	20.5%	21.9%	10.1%	4.9%	-0.3%	21.0%	7.3%
Administrative expense ratio	8.6%	8.9%	8.1%	13.1%	13.0%	13.0%	12.8%	13.0%

Combined ratio	97.5%	92.3%	106.2%	78.4%	83.7%	70.6%	110.2%	82.6%

Combined ratio excluding catastrophe losses and PPD	82.5%	78.7%	82.6%	77.5%	70.5%	65.5%	85.3%	73.2%

Catastrophe losses - pre-tax	$156	$156	$243	$2	$12	$13	$36	$63
Unfavorable (favorable) prior period development (PPD) - pre-tax	$(3)	$(3)	$(5)	$—	$25	$—	$—	$25
Loss and loss expense ratio excluding catastrophe losses and PPD	49.6%	49.3%	52.6%	54.3%	52.6%	52.7%	51.5%	52.9%

% Change versus prior year period
Net premiums written	NM	6.8%		62.7%	86.0%	247.0%	5.0%	106.4%
Net premiums earned	NM	12.7%		82.5%	92.6%	92.5%	6.7%	69.2%

Net premiums written constant $	NM	7.4%
Net premiums earned constant $	NM	12.7%

Other ratios
Net premiums written/gross premiums written	89%	90%	93%	75%	74%	65%	91%	71%

(1)	Related to the acquisition of The Chubb Corporation.

*	2016 Pro forma results: The combined company results inclusive of the first 14 days of January 2016. The 2016 and 2015 pro forma underwriting results do not include any impact from purchase accounting adjustments.

2015 Pro forma results: Legacy ACE plus Legacy Chubb historical results. For comparative purposes, the company reclassified certain income and expense items in the 2015 reported amounts of Legacy Chubb to be on the same basis as Legacy ACE results.

NA Personal	Page 9

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

	1Q-16	4Q-15	3Q-15	2Q-15	1Q-15	Full Year 2015
North America Agricultural Insurance

Gross premiums written	$136	$270	$1,243	$566	$128	$2,207
Net premiums written	64	142	737	379	88	1,346
Net premiums earned	23	240	739	321	64	1,364
Losses and loss expenses (1)	(30)	178	624	273	22	1,097
Policy acquisition costs	4	8	42	23	(4)	69
Administrative expenses	(4)	(2)	—	4	(1)	1

Underwriting income	53	56	73	21	47	197
Net investment income	5	6	5	6	6	23

Segment income	$58	$62	$78	$27	$53	$220

Combined ratio
Loss and loss expense ratio	-125.2%	73.9%	84.5%	85.3%	33.3%	80.4%
Policy acquisition cost ratio	15.9%	3.4%	5.7%	7.2%	-6.0%	5.1%
Administrative expense ratio	-17.6%	-0.9%	0.0%	1.1%	-0.9%	0.0%

Combined ratio	-126.9%	76.4%	90.2%	93.6%	26.4%	85.5%

Combined ratio excluding catastrophe losses and PPD	80.6%	79.2%	90.8%	91.4%	76.7%	88.2%

Catastrophe losses - pre-tax	$2	$1	$—	$7	$1	$9
Favorable prior period development (PPD) - pre-tax (2)	$(41)	$(7)	$(5)	$—	$(33)	$(45)
Loss and loss expense ratio excluding catastrophe losses and PPD	75.1%	75.4%	85.1%	83.1%	83.2%	82.8%

% Change versus prior year period
Net premiums written	-27.0%	-41.9%	-3.5%	-2.4%	-54.6%	-15.3%
Net premiums earned	-63.7%	-26.2%	-3.6%	-2.9%	-37.2%	-10.6%

Other ratios
Net premiums written/gross premiums written	47%	52%	59%	67%	69%	61%

(1)	Include gains/losses on crop derivatives.
(2)	For Q1 2016, favorable prior period development is net of $47 million of unfavorable net earned premium adjustments.

NA Agriculture	Page 10

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

	As Reported	Pro Forma*		Legacy ACE
	1Q-16	1Q-16	1Q-15	4Q-15	3Q-15	2Q-15	1Q-15	Full Year 2015
Overseas General Insurance

Gross premiums written (1)	$2,516	$2,749	$2,972	$1,990	$2,019	$2,212	$2,255	$8,476
Net premiums written (1)	2,041	2,256	2,480	1,587	1,584	1,669	1,794	6,634
Net premiums earned	1,955	2,026	2,166	1,575	1,615	1,644	1,637	6,471
Losses and loss expenses	1,021	1,063	1,081	748	674	816	814	3,052
Policy acquisition costs (excluding amortization of acquired UPR intangible)	429	529	542	391	405	396	389	1,581
Amortization of acquired UPR intangible (2)	74	—	—	—	—	—	—	—
Administrative expenses	263	275	316	241	246	254	256	997

Underwriting income	168	159	227	195	290	178	178	841
Adjusted Net investment income	146			125	132	139	138	534

Segment income	$314			$320	$422	$317	$316	$1,375

Combined ratio
Loss and loss expense ratio	52.2%	52.4%	49.9%	47.5%	41.7%	49.7%	49.7%	47.2%
Policy acquisition cost ratio	25.7%	26.1%	25.0%	24.8%	25.1%	24.1%	23.8%	24.4%
Administrative expense ratio	13.5%	13.7%	14.6%	15.3%	15.2%	15.4%	15.6%	15.4%

Combined ratio	91.4%	92.2%	89.5%	87.6%	82.0%	89.2%	89.1%	87.0%

Combined ratio excluding catastrophe losses and PPD	92.0%	92.8%	91.6%	89.7%	90.5%	89.8%	90.3%	90.1%

Catastrophe reinstatement premiums - pre-tax	$—	$—	$—	$(2)	$—	$—	$—	$(2)
Catastrophe losses - pre-tax	$18	$18	$5	$40	$39	$58	$5	$142
Favorable prior period development (PPD) - pre-tax	$(30)	$(30)	$(50)	$(74)	$(177)	$(68)	$(24)	$(343)
Loss and loss expense ratio excluding catastrophe losses and PPD	52.8%	53.0%	52.0%	49.6%	50.2%	50.3%	50.9%	50.3%

% Change versus prior year period
Net premiums written as reported	13.8%	-9.0%		-9.3%	-7.9%	-5.1%	1.3%	-5.2%
Net premiums earned as reported	19.4%	-6.4%		-10.5%	-6.4%	-3.9%	1.6%	-4.9%

Net premiums written constant $	26.1%	1.7%		3.6%	6.1%	7.6%	11.0%	7.1%
Net premiums earned constant $	31.3%	4.0%		1.7%	7.8%	9.4%	11.2%	7.5%

Other ratios
Net premiums written/gross premiums written	81%	82%	83%	80%	78%	75%	80%	78%

	As Reported					Pro Forma*
	1Q-16	1Q-15	% Growth	Constant $ 1Q-15(3)	Constant $ % Growth	1Q-16	1Q-15	% Growth	Constant $ 1Q-15(3)	Constant $ % Growth
(1) Production by Region

Gross premiums written
Europe	$1,203	$1,056	13.9%	$996	20.8%	$1,398	$1,454	-3.9%	$1,376	1.6%
Latin America	591	573	3.1%	467	26.6%	607	732	-17.1%	574	5.7%
Asia	634	521	21.7%	485	30.7%	656	681	-3.7%	625	5.0%
Other (4)	88	105	-16.2%	95	-7.4%	88	105	-16.2%	95	-7.4%

Overseas General Insurance	$2,516	$2,255	11.6%	$2,043	23.1%	$2,749	$2,972	-7.5%	$2,670	3.0%

Net Premiums Written
Europe	$899	$780	15.3%	$734	22.5%	$1,079	$1,163	-7.2%	$1,097	-1.6%
Latin America	482	459	5.0%	372	29.6%	496	611	-18.8%	475	4.4%
Asia	570	452	26.1%	421	35.4%	591	603	-2.0%	554	6.7%
Other (4)	90	103	-12.6%	93	-3.2%	90	103	-12.6%	93	-3.2%

Overseas General Insurance	$2,041	$1,794	13.8%	$1,620	26.1%	$2,256	$2,480	-9.0%	$2,219	1.7%

(2)	Related to the acquisition of The Chubb Corporation.
(3)	Prior periods on a constant dollar basis.
(4)	Primarily includes Eurasia and Africa, and the company’s international supplemental A&H business of Combined Insurance.

*	2016 Pro forma results: The combined company results inclusive of the first 14 days of January 2016. The 2016 and 2015 pro forma underwriting results do not include any impact from purchase accounting adjustments.

2015 Pro forma results: Legacy ACE plus Legacy Chubb historical results. For comparative purposes, the company reclassified certain income and expense items in the 2015 reported amounts of Legacy Chubb to be on the same basis as Legacy ACE results.

Overseas General Insurance	Page 11

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

	As Reported	Pro Forma*		Legacy ACE
								Full Year
	1Q-16	1Q-16	1Q-15	4Q-15	3Q-15	2Q-15	1Q-15	2015
Global Reinsurance

Gross premiums written	$213	$234	$321	$109	$190	$292	$292	$883
Net premiums written	201	221	295	109	185	261	273	828
Net premiums earned	202	202	228	200	203	220	226	849
Losses and loss expenses	89	89	98	99	20	72	99	290
Policy acquisition costs	53	53	53	48	52	60	54	214
Administrative expenses	14	14	15	12	12	13	12	49

Underwriting income	46	46	62	41	119	75	61	296
Net investment income	67			70	76	79	75	300

Segment Income	$113			$111	$195	$154	$136	$596

Combined ratio
Loss and loss expense ratio	44.3%	44.3%	42.8%	49.7%	9.6%	32.9%	43.6%	34.2%
Policy acquisition cost ratio	26.2%	26.2%	23.4%	24.1%	25.4%	27.2%	24.0%	25.2%
Administrative expense ratio	6.8%	6.8%	6.8%	6.0%	6.2%	5.6%	5.6%	5.8%

Combined ratio	77.3%	77.3%	73.0%	79.8%	41.2%	65.7%	73.2%	65.2%

Combined ratio excluding catastrophe losses and PPD	78.5%	78.5%	75.8%	76.6%	75.3%	79.6%	75.5%	76.8%

Catastrophe reinstatement premiums collected - pre-tax	$—	$—	$—	$1	$—	$—	$—	$1
Catastrophe losses - pre-tax	$1	$1	$—	$6	$11	$5	$—	$22
Favorable prior period development (PPD) - pre-tax	$(3)	$(3)	$(6)	$—	$(78)	$(36)	$(5)	$(119)
Loss and loss expense ratio excluding catastrophe losses and PPD	45.5%	45.5%	45.6%	46.5%	44.3%	46.7%	46.0%	45.9%

% Change versus prior year period
Net premiums written as reported	-26.3%	-25.1%		-22.1%	-11.5%	-5.9%	-11.4%	-11.4%
Net premiums earned as reported	-10.7%	-11.5%		-11.3%	-20.4%	-15.5%	-20.6%	-17.2%

Net premiums written constant $	-24.6%	-23.4%		-20.2%	-9.5%	-3.9%	-9.1%	-9.3%
Net premiums earned constant $	-9.2%	-10.0%		-9.0%	-18.1%	-13.2%	-19.0%	-15.1%

Other ratios
Net premiums written/gross premiums written	94%	94%	92%	100%	97%	90%	93%	94%

*	2016 Pro forma results: The combined company results inclusive of the first 14 days of January 2016. The 2016 and 2015 pro forma underwriting results do not include any impact from purchase accounting adjustments.

2015 Pro forma results: Legacy ACE plus Legacy Chubb historical results. For comparative purposes, the company reclassified certain income and expense items in the 2015 reported amounts of Legacy Chubb to be on the same basis as Legacy ACE results.

Global Reinsurance	Page 12

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

	As Reported	Pro Forma*		Legacy ACE
								Full Year
	1Q-16	1Q-16	1Q-15	4Q-15	3Q-15	2Q-15	1Q-15	2015
Life Insurance

Gross premiums written	$546	$547	$549	$548	$522	$529	$522	$2,121
Net premiums written	516	517	517	515	492	500	491	1,998
Net premiums earned	497	499	498	506	480	487	474	1,947
Losses and loss expenses (1)	177	177	164	159	153	137	152	601
Policy benefits (2)	126	126	142	159	89	153	142	543
(Gains) losses from fair value changes in separate account assets (2)	3	3	(11)	(13)	49	(6)	(11)	19
Policy acquisition costs	122	123	113	134	117	118	107	476
Administrative expenses	72	73	82	70	74	74	73	291
Net investment income	67	67	66	67	66	66	66	265

Life Insurance segment income (3)	$64	$64	$74	$64	$64	$77	$77	$282

% Change versus prior year period
Net premiums written	5.1%	0.0%		-1.6%	-0.8%	0.3%	-0.6%	-0.7%
Net premiums earned	4.9%	0.2%		1.4%	-1.9%	-0.8%	-1.9%	-0.8%

Net premiums written constant $ (4)	10.2%	4.6%		3.7%	4.4%	4.1%	2.4%	3.7%
Net premiums earned constant $	9.8%	4.7%		6.8%	3.4%	3.0%	0.9%	3.5%

(1)	Q1 2016 includes unfavorable reserve development of $9 million compared to Q1 2015 which includes $1 million of unfavorable reserve development.
(2)	(Gains) losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP have been reclassified from Other income (expense), recorded in corporate, for purposes of presenting Life segment income in the Life Insurance segment. The offsetting movement in the separate account liabilities is included in Policy benefits.
(3)	We assess the performance of our Life Insurance business based on Life Insurance segment income which includes (Gains) losses from fair value changes in separate account assets.
(4)	International life insurance net premiums written and deposits breakdown (excludes Combined North American and Life reinsurance businesses):

	As Reported
			Constant $
			% Change
		Constant $	1Q-16 vs.
	1Q-16	1Q-15(6)	1Q-15(6)
International life insurance net premiums written	$203	$162	25.3%
International life insurance deposits (5)	213	241	-11.5%

Total international life insurance net premiums written and deposits	$416	$403	3.3%

(5)	Includes deposits collected on universal life and investment contracts. Consistent with GAAP, premiums collected on universal life and investment contracts are considered deposits and excluded from revenues.
(6)	Prior periods on a constant dollar basis.

*	2016 Pro forma results: The combined company results inclusive of the first 14 days of January 2016. The 2016 and 2015 pro forma underwriting results do not include any impact from purchase accounting adjustments. 2015 Pro forma results: Legacy ACE plus Legacy Chubb historical results. For comparative purposes, the company reclassified certain income and expense items in the 2015 reported amounts of Legacy Chubb to be on the same basis as Legacy ACE results.

Life Insurance	Page 13

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

	As Reported	Pro Forma*		Legacy ACE
								Full Year
	1Q-16	1Q-16	1Q-15	4Q-15	3Q-15	2Q-15	1Q-15	2015
Corporate

Gross premiums written	$—	$—	$—	$—	$—	$—	$—	$—
Net premiums written	—	—	—	—	—	—	—	—
Net premiums earned	—	—	—	—	—	—	—	—
Losses and loss expenses	9	9	17	60	84	49	9	202
Policy acquisition costs	—	—	—	1	—	—	—	1
Administrative expenses	73	76	82	53	46	45	44	188

Underwriting loss	(82)	(85)	(99)	(114)	(130)	(94)	(53)	(391)
Net investment income	9			6	3	3	3	15
Adjusted interest expense (1)	149			64	68	71	68	271
Other income (expense) - operating (1)	—			(6)	12	(1)	(2)	3
Amortization of purchased intangibles	7			35	51	55	30	171
Income tax expense	201			97	140	136	119	492

Operating loss	(430)			(310)	(374)	(354)	(269)	(1,307)
Chubb integration and related expenses, net of tax	(106)			(35)	(7)	—	—	(42)
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax (1)	(59)			—	—	—	—	—
Adjusted net realized gains (losses) (1)	(394)			(57)	(393)	128	(89)	(411)
Net realized gains (losses) related to unconsolidated entities	(25)			(17)	25	33	26	67
Income tax expense (benefit) on adjusted net realized gains (losses)	(4)			(12)	(6)	7	1	(10)

Net loss	$(1,010)			$(407)	$(743)	$(200)	$(333)	$(1,683)

Unfavorable prior period development (PPD) - pre-tax	$8	$8	$17	$60	$84	$47	$9	$200

Note: The Company presents all profit and loss items below net investment income within the Corporate segment.

(1)	See non-GAAP financial measures.

*	2016 Pro forma results: The combined company results inclusive of the first 14 days of January 2016. The 2016 and 2015 pro forma underwriting results do not include any impact from purchase accounting adjustments.

2015 Pro forma results: Legacy ACE plus Legacy Chubb historical results. For comparative purposes, the company reclassified certain income and expense items in the 2015 reported amounts of Legacy Chubb to be on the same basis as Legacy ACE results.

Corporate	Page 14

Chubb Limited

Loss Reserve Rollforward

(in millions of U.S. dollars, except ratios)

(Unaudited)

	Unpaid Losses			Net Paid to
	Gross	Ceded	Net	Incurred Ratio
Balance at December 31, 2014	$38,315	$11,307	$27,008
Losses and loss expenses incurred	2,743	621	2,122
Losses and loss expenses paid	(3,062)	(744)	(2,318)	109%
Other (incl. foreign exch. revaluation)	(670)	(197)	(473)

Balance at March 31, 2015	$37,326	$10,987	$26,339
Losses and loss expenses incurred	3,065	648	2,417
Losses and loss expenses paid	(2,830)	(547)	(2,283)	94%
Other (incl. foreign exch. revaluation)	669	60	609

Balance at June 30, 2015	$38,230	$11,148	$27,082
Losses and loss expenses incurred	3,252	609	2,643
Losses and loss expenses paid	(3,391)	(908)	(2,483)	94%
Other (incl. foreign exch. revaluation)	(527)	(193)	(334)

Balance at September 30, 2015	$37,564	$10,656	$26,908
Losses and loss expenses incurred	3,481	1,179	2,302
Losses and loss expenses paid	(3,616)	(1,050)	(2,566)	111%
Other (incl. foreign exch. revaluation)	(126)	(44)	(82)

Balance at December 31, 2015	$37,303	$10,741	$26,562
Losses and loss expenses incurred	4,663	989	3,674
Losses and loss expenses paid	(4,692)	(1,143)	(3,549)	97%
Acquired reserve (Legacy Chubb)	22,878	1,515	21,363
Other (incl. foreign exch. revaluation)	54	25	29

Balance at March 31, 2016	$60,206	$12,127	$48,079

Add net recoverable on paid losses	—	764	(764)

Balance including net recoverable on paid losses	$60,206	$12,891	$47,315

Loss Reserve Rollforward	Page 15

Chubb Limited

Reinsurance Recoverable Analysis

(in millions of U.S. dollars)

(Unaudited)

		Legacy ACE
	March 31	December 31
	2016	2015
Net Reinsurance Recoverable by Division

Reinsurance recoverable on paid losses and loss expenses

Active operations	$592	$450

Brandywine and Other Run-off	269	288

Total	$861	$738

Reinsurance recoverable on unpaid losses and loss expenses

Active operations	$11,169	$9,884

Brandywine and Other Run-off	1,182	1,092

Total	$12,351	$10,976

Gross reinsurance recoverable

Active operations	$11,761	$10,334

Brandywine and Other Run-off	1,451	1,380

Total	$13,212	$11,714

Provision for uncollectible reinsurance (1)

Active operations	$(164)	$(194)

Brandywine and Other Run-off	(157)	(134)

Total	$(321)	$(328)

Net reinsurance recoverable

Active operations	$11,597	$10,140

Brandywine and Other Run-off	1,294	1,246

Total	$12,891	$11,386

(1)	The provision for uncollectible reinsurance is based on a default analysis applied to gross reinsurance, net of usable collateral of approximately $3.1 billion.

Reinsurance Recoverable	Page 16

Chubb Limited

Investment Portfolio

(in millions of U.S. dollars)

(Unaudited)

			Legacy ACE
	March 31		December 31
	2016		2015
Market Value
Fixed maturities available for sale	$77,538		$43,587
Fixed maturities held to maturity	11,580		8,552
Short-term investments	3,382		10,446

Total fixed maturities	$92,500		$62,585

Asset Allocation by Market Value
Treasury	$3,145	3%	$2,395	4%
Agency	647	1%	878	1%
Corporate and asset-backed	25,244	27%	17,985	28%
Mortgage-backed	13,761	15%	11,701	19%
Municipal	24,945	27%	4,950	8%
Non-U.S.	21,376	23%	14,230	23%
Short-term investments	3,382	4%	10,446	17%

Total fixed maturities	$92,500	100%	$62,585	100%

Credit Quality by Market Value
AAA	$19,524	21%	$14,369	23%
AA	34,399	37%	22,141	36%
A	17,726	19%	10,163	16%
BBB	11,604	13%	8,941	14%
BB	5,484	6%	3,775	6%
B	3,494	4%	3,018	5%
Other	269	0%	178	0%

Total fixed maturities	$92,500	100%	$62,585	100%

Cost/Amortized Cost
Fixed maturities available for sale	$75,991		$43,149
Fixed maturities held to maturity	11,280		8,430
Short-term investments	3,382		10,446

Subtotal fixed maturities	90,653		62,025
Equity securities	841		441
Other investments	4,233		2,993

Total investment portfolio	$95,727		$65,459

Avg. duration of fixed maturities	3.9 years		3.5 years
Avg. market yield of fixed maturities	2.5%		2.8%
Avg. credit quality	AA/Aa		A/Aa
Avg. yield on invested assets (1)	3.4%		3.4%

(1)	Calculated using adjusted net investment income.

Investment	Page 17

Chubb Limited

Investment Portfolio - 2

(in millions of U.S. dollars)

(Unaudited)

Mortgage-backed Fixed Income Portfolio

Mortgage-backed securities

	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
Market Value at March 31, 2016
Agency residential mortgage-backed (RMBS)	$—	$10,658	$—	$—	$—	$10,658
Non-agency RMBS	6	6	11	11	44	78
Commercial mortgage-backed	2,985	27	13	—	—	3,025

Total mortgage-backed securities at market value	$2,991	$10,691	$24	$11	$44	$13,761

U.S. Corporate and Asset-backed Fixed Income Portfolios

	S&P Credit Rating
	Investment Grade
	AAA	AA	A	BBB	Total

Market Value at March 31, 2016

Asset-backed	$758	$41	$—	$—	$799

Banks	165	128	1,802	1,652	3,747

Basic Materials	—	3	113	256	372

Communications	—	160	292	1,355	1,807

Consumer, Cyclical	—	182	624	778	1,584

Consumer, Non-Cyclical	143	541	1,773	1,102	3,559

Diversified Financial Services	262	38	468	208	976

Energy	25	36	266	654	981
Industrial	—	368	551	489	1,408
Utilities	1	34	1,091	721	1,847
All Others	83	445	714	528	1,770

Total	$1,437	$1,976	$7,694	$7,743	$18,850

	S&P Credit Rating
	Below Investment Grade
	BB	B	CCC	Total

Market Value at March 31, 2016

Asset-backed	$7	$—	$5	$12

Banks	34	—	—	34

Basic Materials	129	82	2	213

Communications	756	513	8	1,277

Consumer, Cyclical	639	508	34	1,181

Consumer, Non-Cyclical	600	845	12	1,457

Diversified Financial Services	158	45	2	205

Energy	319	75	19	413

Industrial	305	322	16	643

Utilities	217	86	10	313

All Others	372	257	17	646

Total	$3,536	$2,733	$125	$6,394

Investment 2	Page 18

Chubb Limited

Investment Portfolio - 3

(in millions of U.S. dollars)

(Unaudited)

Non-U.S. Fixed Income Portfolio

March 31, 2016

	Market Value by S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total

Non-U.S. Government Securities

United Kingdom	$1,848	$—	$—	$—	$—	$1,848

Canada	1,391	—	—	—	—	1,391

Republic of Korea	—	970	—	—	—	970

Federative Republic of Brazil	—	—	—	—	774	774

Germany	680	—	—	—	—	680

United Mexican States	—	—	354	161	—	515

Province of Ontario	—	—	480	—	—	480

Kingdom of Thailand	—	—	409	—	—	409

Province of Quebec	—	—	398	—	—	398

Australia	305	3	—	—	—	308

Other Non-U.S. Government Securities	1,360	1,374	509	391	555	4,189

Total	$5,584	$2,347	$2,150	$552	$1,329	$11,962

	Market Value by S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total

Non-U.S. Corporate Securities

United Kingdom	$123	$58	$739	$829	$218	$1,967

Canada	74	236	236	288	164	998

United States(1)	2	135	156	222	268	783

France	33	58	345	273	22	731

Netherlands	80	16	379	192	61	728

Australia	74	121	270	86	26	577

Germany	67	48	123	195	24	457

Switzerland	38	23	95	115	36	307

Sweden	14	160	43	27	8	252

China	—	96	112	27	5	240

Other Non-U.S. Corporate Securities	214	226	852	605	477	2,374

Total	$719	$1,177	$3,350	$2,859	$1,309	$9,414

(1)	Countries represent the ultimate parent company’s country of risk. Non-U.S. corporate securities could be issued by foreign subsidiaries of U.S. corporations.

Investment 3	Page 19

Chubb Limited

Investment Portfolio - 4

(in millions of U.S. dollars)

(Unaudited)

Fixed Maturity Investment Portfolio

Top 10 Global Corporate Exposures

	March 31, 2016	Market Value	Rating
1	JP Morgan Chase & Co	$557	A-
2	General Electric Co	495	AA+
3	Wells Fargo & Co	443	A
4	Goldman Sachs Group Inc	403	BBB+
5	Verizon Communications Inc	389	BBB+
6	Bank of America Corp	383	BBB+
7	Anheuser-Busch InBev NV	341	A-
8	AT&T Inc	334	BBB+
9	Rabobank Nederland NV	300	A+
10	Berkshire Hathaway Inc	293	AA

Investment 4	Page 20

Chubb Limited

Net Realized and Unrealized Gains (Losses)

(in millions of U.S. dollars)

(Unaudited)

	Three months ended March 31, 2016
	Net Realized	Net Unrealized	Net	Tax	Net
	Gains	Gains	Impact	Expense	Impact
	(Losses) (1)	(Losses)	Pre-tax	(Benefit)	After-tax

Fixed maturities	$(190)	$1,088	$898	$218	$680

Fixed income derivatives	(39)	—	(39)	(5)	(34)

Public equity	38	(4)	34	12	22

Private equity	(19)	(27)	(46)	(6)	(40)

Total investment portfolio (2)	(210)	1,057	847	219	628

Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (3)	(243)	—	(243)	—	(243)

Foreign exchange (4)	39	312	351	45	306

Partially-owned entities (5)	(3)	—	(3)	—	(3)

Other	(2)	2	—	1	(1)

Net gains (losses)	$(419)	$1,371	$952	$265	$687

(1)	Other-than-temporary impairments for the quarter includes $59 million for fixed maturities, $1 million for public equity and $3 million for private equity.
(2)	Total after-tax net realized losses on the investment portfolio were $196 million for the quarter. Total after-tax net unrealized gains on the investment portfolio were $824 million for the quarter.
(3)	The quarter includes $15 million of losses on applicable hedges. These losses are both pre-tax and after-tax.
(4)	Realized foreign exchange gains, after-tax, for the quarter were $29 million. Unrealized foreign exchange gains, after-tax, for the quarter were $277 million.
(5)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in other income (expense).

	Legacy ACE
	Three months ended March 31, 2015
	Net Realized	Net Unrealized	Net	Tax	Net
	Gains	Gains	Impact	Expense	Impact
	(Losses) (6)	(Losses)	Pre-tax	(Benefit)	After-tax

Fixed maturities	$(4)	$438	$434	$83	$351

Fixed income derivatives	1	—	1	(6)	7

Public equity	1	18	19	7	12

Private equity	13	(12)	1	—	1

Total investment portfolio (7)	11	444	455	84	371

Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (8)	(57)	—	(57)	—	(57)

Foreign exchange (9)	(31)	(421)	(452)	(12)	(440)

Partially-owned entities (10)	13	—	13	3	10

Other	1	13	14	1	13

Net gains (losses)	$(63)	$36	$(27)	$76	$(103)

(6)	Other-than-temporary impairments for the quarter includes $13 million for fixed maturities.
(7)	Total after-tax net realized gains on the investment portfolio were $10 million for the quarter. Total after-tax net unrealized gains on the investment portfolio were $361 million for the quarter.
(8)	The quarter includes $19 million of losses on applicable hedges.
(9)	Realized foreign exchange losses, after-tax, for the quarter were $30 million. Unrealized foreign exchange losses, after-tax, for the quarter were $410 million.
(10)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in other income (expense).

Net Gains (Losses)	Page 21

Chubb Limited

Debt and Capital

(in millions of U.S. dollars, except ratios)

(Unaudited)

		Legacy ACE
	March 31	December 31	December 31
	2016	2015	2014
Financial Debt:
Total short-term debt	$500	$—	$1,150
Total long-term debt (1)	12,636	9,389	3,334

Total financial debt	$13,136	$9,389	$4,484

Hybrid debt
Total trust preferred securities	308	307	307

Total	$13,444	$9,696	$4,791

Capitalization:
Shareholders’ equity	$45,897	$29,135	$29,587
Hybrid debt	308	307	307
Financial debt	13,136	9,389	4,484

Total capitalization	$59,341	$38,831	$34,378

Leverage ratios (based on total capital)
Hybrid debt	0.5%	0.8%	0.9%
Financial debt	22.1%	24.2%	13.0%

Total hybrid & financial debt	22.6%	25.0%	13.9%

Effective Q1 2016, the company retrospectively adopted guidance that required presentation of debt issuance costs (previously included within Other assets on the balance sheet) as a deduction from the carrying amount of the related debt. Prior year amounts have been reclassified to conform to this new presentation. The carrying amount of long-term debt was reduced by $58 million and $23 million for 2015 and 2014, respectively, and the carrying amount of trust preferred securities was reduced by $2 million for both 2015 and 2014 as a result of this new guidance.

Note: As of March 31, 2016, there was $0.7 billion usage of credit facilities on a total commitment of $1.5 billion.

(1)	In connection with our acquisition of The Chubb Corporation, we assumed $3.3 billion par value of Legacy Chubb’s debt, fair valued at $3.8 billion for purchase accounting purposes. This included $1 billion of junior subordinated capital securities.

Debt and Capital	Page 22

Chubb Limited

Computation of Basic and Diluted Earnings Per Share

(in millions of U.S. dollars, except share and per share data)

(Unaudited)

	Three months ended March 31
	2016	2015
Numerator
Operating income to common shares	$1,019	$745
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax (1)	(59)	—
Chubb integration and related expenses, net of tax	(106)	—
Adjusted net realized gains (losses), net of tax	(415)	(64)

Net income	$439	$681

Rollforward of Common Shares Outstanding
Shares - beginning of period	324,563,441	328,659,686
Share Issuance for Chubb Acquisition	136,950,381	—
Repurchase of shares	—	(3,027,463)
Shares issued, excluding option exercises	2,172,161	1,011,030
Issued for option exercises	597,537	441,509

Shares - end of period	464,283,520	327,084,762

Denominator
Weighted average shares outstanding	446,739,586	328,212,376
Effect of other dilutive securities	3,270,156	3,480,344

Adj. wtd. avg. shares outstanding and assumed conversions	450,009,742	331,692,720

Basic earnings per share
Operating income	$2.28	$2.27
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax (1)	(0.13)	—
Chubb integration and related expenses, net of tax	(0.24)	—
Adjusted net realized gains (losses), net of tax	(1.06)	(0.19)

Net income	$0.98	$2.08

Diluted earnings per share
Operating income	$2.26	$2.25
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax (1)	(0.13)	—
Chubb integration and related expenses, net of tax	(0.24)	—
Adjusted net realized gains (losses), net of tax	(0.92)	(0.20)

Net income	$0.97	$2.05

(1)	Related to the acquisition of the Chubb Corporation.

Earnings Per Share	Page 23

Chubb Limited

Book Value and Book Value per Common Share

(in millions of U.S. dollars, except share and per share data)

(Unaudited)

Reconciliation of Book Value per Common Share

	March 31	December 31	March 31
	2016	2015	2015
Shareholders’ equity	$45,897	$29,135	$29,702
Less: goodwill and other intangible assets, net of tax	20,904	5,683	5,516

Numerator for tangible book value per share	$24,993	$23,452	$24,186

Book value - % change over prior quarter	57.5%	0.0%	0.4%
Tangible book value - % change over prior quarter	6.6%	0.2%	1.4%

Denominator	464,283,520	324,563,441	327,084,762

Book value per common share	$98.85	$89.77	$90.81
Tangible book value per common share	$53.83	$72.25	$73.94

Reconciliation of Book Value

Shareholders’ equity, beginning of quarter	$29,135	$29,127	$29,587
Operating income	1,019	780	745
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax (1)	(59)	—	—
Chubb integration and related expenses, net of tax	(106)	(35)	—
Adjusted net realized gains (losses), net of tax	(415)	(62)	(64)
Net unrealized gains (losses) on the investment portfolio, net of tax	824	(411)	361
Share Issuance related to acquisition of The Chubb Corp.	15,204	—	—
Fair value of equity awards assumed in acquisition of The Chubb Corp.	323
Repurchase of shares	—	—	(340)
Dividend declared on common shares	(314)	(218)	(222)
Cumulative translation, net of tax	277	(133)	(410)
Pension liability	1	1	10
Other (2)	8	86	35

	$45,897	$29,135	$29,702

(1)	Related to the acquisition of the Chubb Corporation.
(2)	Other primarily includes proceeds from exercise of stock options and stock compensation.

Reconciliation Book Value	Page 24

Chubb Limited

Non-GAAP Financial Measures

(in millions of U.S. dollars)

(Unaudited)

Regulation G - Non-GAAP Financial Measures

In presenting our results, we included and discussed certain non-GAAP measures. These non-GAAP measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations and financial condition. However, they should not be viewed as a substitute for measures determined in accordance with generally accepted accounting principles (GAAP).

We provide financial measures such as gross premiums written, net premiums written, net premiums earned, and operating income on a constant-dollar basis. We believe it is useful to evaluate the trends in these measures exclusive of the effect of fluctuations in exchange rates between the U.S. dollar and the currencies in which our international business is transacted, as these exchange rates could fluctuate significantly between periods and distort the analysis of trends. The impact is determined by assuming constant foreign exchange rates between periods by translating prior period results using the same local currency exchange rates as the comparable current period.

Adjusted net realized gains (losses) is a non-GAAP financial measure that excludes realized gains and losses on crop derivatives. These derivatives were purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing will impact underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations and therefore realized gains and losses from these derivatives are reclassified to Adjusted losses and loss expenses (a non-GAAP financial measure). Adjusted losses and loss expenses include gains and losses on crop derivatives. P&C loss and loss expense ratio and P&C combined ratio (both non-GAAP financial measures) include adjusted losses and loss expenses in the ratio numerator. A reconciliation of GAAP combined ratio to P&C combined ratio is provided on page 27.

Other income (expense) – operating is a non-GAAP financial measure and excludes the portion of net realized gains and losses related to unconsolidated entities from other income (expense). These gains and losses are reported as Net realized gains (losses) and represent the non-operating activities of entities where we hold more than an insignificant percentage of the investee’s shares. We exclude these gains and losses from other income (expense) to enhance the understanding of our core results of operations as they are heavily influenced by, and fluctuate in part according to market conditions.

In presenting our segment income results, we have shown our performance with reference to underwriting results. Underwriting results are calculated by subtracting adjusted losses and loss expenses, policy benefits, policy acquisition costs, and administrative expenses from net premiums earned. We use underwriting results and operating ratios to monitor the results of our operations without the impact of certain factors, including investment income, other income and expenses, interest and income tax expense, and adjusted net realized gains (losses). P&C underwriting income is a non-GAAP financial measure which excludes the Life Insurance segment. North America Agricultural Insurance underwriting income includes gains (losses) on crop derivatives. Life Insurance segment income includes adjusted net investment income and gains (losses) from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP.

P&C combined ratio excluding catastrophe losses and prior period development (PPD) is a non-GAAP financial measure. The ratio numerator includes adjusted losses and loss expenses, policy acquisition costs, and administrative expenses adjusted to exclude catastrophe losses and PPD. The ratio denominator includes net premiums earned adjusted to exclude the amount of reinstatement premiums (expensed) collected and net earned premium adjustments on loss sensitive policies. We believe that excluding the impact of catastrophe losses and PPD provides a better evaluation of our core underwriting performance and enhances the understanding of the trends in our property & casualty business that may be obscured by these items.

P&C loss and loss expense ratio excluding the impact of catastrophe losses and PPD is a non-GAAP financial measure. The loss ratio numerator includes adjusted losses and loss expenses and excludes catastrophe losses and PPD. The loss ratio denominator includes Net premiums earned adjusted to exclude the amount of reinstatement premiums (expensed) collected. In periods where there are adjustments on loss sensitive policies, these adjustments are excluded from PPD and net earned premiums when calculating this ratio. We believe that excluding the impact of catastrophe losses and PPD provides a better evaluation of our core underwriting performance and enhances the understanding of the trends in our property & casualty business that may be obscured by these items.

P&C expense ratio excluding accident and health (A&H) is a non-GAAP financial measure and excludes the impact of our A&H business from our consolidated expense ratio. The expense ratio for the A&H business is typically higher than our traditional P&C business, and we believe that this measure provides better comparison to our peer companies that may not have a significant A&H block of business.

Global P&C performance metrics are non-GAAP financial measures and comprise consolidated operating results (including corporate) and exclude the operating results of the company’s Life Insurance and North American Agricultural Insurance segments. We believe that these measures are useful and meaningful to investors as they are used by management to assess the company’s global P&C operations which are the most economically similar. We exclude the North American Agricultural Insurance and Life Insurance segments because the results of these businesses do not always correlate with the results of our global P&C operations.

International life insurance net premiums written and deposits collected, is a non-GAAP financial measure. Deposits collected on universal life and investment contracts (life deposits) are not reflected as revenues in our consolidated statements of operations in accordance with GAAP. However, we include life deposits in presenting growth in our life insurance business because new life deposits are an important component of production and key to our efforts to grow our business.

Operating effective tax rate is a non-GAAP financial measure. The numerator excludes tax on adjusted net realized gains (losses). The denominator excludes adjusted net realized gains (losses), before tax. We exclude adjusted net realized gains (losses) and the related tax impact because these amounts are heavily influenced by, and fluctuate in part according to, the availability of market opportunities. Operating effective tax rate should not be viewed as a substitute for effective tax rate determined in accordance with GAAP.

Tangible book value per common share is a non-GAAP financial measure and is shareholders’ equity less goodwill and other intangible assets, net of tax, divided by the shares outstanding. We believe that goodwill and other intangible assets are not indicative of our underlying insurance results or trends and make book value comparisons to less acquisitive peer companies less meaningful. A reconciliation of tangible book value per share is provided on page 25. Tangible book value per common share excluding acquisitions is shareholders’ equity less goodwill and other intangible assets, net of tax, divided by the shares outstanding. The numerator adds back the goodwill and other intangible assets, net of tax, related to the acquisition of The Chubb Corporation in order to adjust for the distortive effect of the acquisition. In addition, we disclose per share measures that exclude the impact of foreign currency fluctuations during 2016 in order to adjust for the distortive effects of fluctuations in exchange rates.

Operating income is a non-GAAP financial measure that excludes the after-tax impact of adjusted net realized gains (losses), net realized gains (losses) included in other income (expense) related to partially owned entities, Chubb integration and related expenses, and the amortization of the fair value adjustments related to purchased invested assets and long-term debt from the Chubb Corp acquisition. We exclude realized gains and losses because the amount of these gains (losses) is heavily influenced by, and fluctuates in part according to, the availability of market opportunities. We also exclude Chubb integration and related expenses due to the size and complexity of this acquisition. Chubb integration expenses are incurred by the overall company and are therefore included in Corporate. The costs are not related to the on-going activities of the individual segments and are therefore excluded from our definition of segment income, as well. These integration and related expenses are distortive to our results and are not indicative of our underlying profitability. We believe that excluding these integration and related expenses facilitate the comparison of our financial results to our historical operating results. These expenses include legal and professional fees and all other costs directly related to the integration activities of the Chubb Corp acquisition. In addition, we excluded the pre-acquisition interest expense of $4 million, net of tax, on the $5.3 billion senior notes issued in November 2015 from operating income because the operations for which the debt was issued were not part of our operating activities prior to the completion of the acquisition. Effective with the close of the Chubb acquisition (January 14, 2016), this debt was considered a cost of our operations and interest expense associated with this debt was included within operating income. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. Operating income should not be viewed as a substitute for net income determined in accordance with GAAP.

Adjusted net investment income is net investment income excluding the amortization of the fair value adjustment on acquired assets. Adjusted interest expense is interest expense excluding the amortization of the fair value adjustment of acquired debt and the pre-acquisition interest expense on the $5.3 billion senior notes issued in November 2015. We believe that excluding these items are meaningful in order to present the underlying economics of the company’s business.

Reconciliation Non-GAAP	Page 25

Chubb Limited

Non-GAAP Financial Measures - 2

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

Operating income

Operating income is a common performance measure for insurance companies and is presented throughout this report.

The following table presents the reconciliation of Net income to Operating income:

	1Q-16	4Q-15	3Q-15	2Q-15	1Q-15	Full Year 2015
Net income, as reported	$439	$683	$528	$942	$681	$2,834
Amortization of fair value of acquired invested assets and long-term debt, net of tax (1)	(59)	—	—	—	—	—
Chubb integration and related expenses, net of tax	(106)	(35)	(7)	—	—	(42)
Adjusted net realized gains (losses)	(394)	(57)	(393)	128	(89)	(411)
Net realized gains (losses) related to unconsolidated entities (2)	(25)	(17)	25	33	26	67
Income tax expense (benefit) on adjusted net realized gains (losses)	(4)	(12)	(6)	7	1	(10)

Operating income	$1,019	$780	$897	$788	$745	$3,210

(1)	Related to the acquisition of the Chubb Corporation
(2)	Realized gains (losses) on partially-owned entities, which are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in other income (expense).

Operating ROE

Operating return on equity (ROE) or ROE calculated using operating income is an annualized financial measure. The ROE numerator includes income adjusted to exclude after-tax adjusted net realized gains (losses), Chubb integration and related expenses, and the amortization of the fair value adjustment of acquired invested assets and long-term debt. The ROE denominator includes the average shareholders’ equity for the period adjusted to exclude unrealized gains (losses) on investments, net of tax. In addition, the denominator was adjusted to account for the weighted-average impact of the $15,527 million issuance of common shares and equity awards related to the Chubb Corp acquisition on January 14, 2016 . To annualize 2016 operating ROE, include the 14-day stub period adjustment in future quarters (i.e., Q2 through Q4 assumes a full quarter of operating income to account for the distortive impact of Q1 not having a full quarter given the acquisition close on January 14, 2016). Operating ROE is a useful measure as it enhances the understanding of the return on shareholders’ equity by highlighting the underlying profitability relative to shareholders’ equity excluding the effect of unrealized gains and losses on our investments and the distortive impact of acquisitions.

	1Q-16	1Q-15	Full Year 2015
Net income	$439	$681	$2,834
Operating income	$1,019	$745	$3,210

Equity - beginning of period, as reported	$29,135	$29,587	$29,587
Add: weighted average impact of equity issuance (77 days)	13,138
Less: unrealized gains (losses) on investments, net of deferred tax	874	1,851	1,851

Equity - beginning of period, as adjusted	$41,399	$27,736	$27,736

Equity - end of period, as reported	$45,897	$29,702	$29,135
Less: weighted average impact of equity issuance (14 days)	2,389
Less: unrealized gains (losses) on investments, net of deferred tax	1,698	2,212	874

Equity - end of period, as adjusted	$44,810	$27,490	$28,261

Weighted average equity, as reported	$42,479	$29,645	$29,361
Weighted average equity, as adjusted	$41,605	$27,613	$27,999
Operating ROE	10.2%	10.8%	11.5%
ROE	4.7%	9.2%	9.7%

Reconciliation Non-GAAP 2	Page 26

Chubb Limited

Non-GAAP Financial Measures - 3

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

Operating effective tax rate

The following table presents the reconciliation of effective tax rate to the operating effective tax rate:

	1Q-16	4Q-15	3Q-15	2Q-15	1Q-15	Full Year 2015
Tax expense, as reported	$124	$67	$132	$143	$120	$462

Tax benefit on amortization of fair value of acquired invested assets and debt (1)	(24)	—	—	—	—	—
Tax benefit on Chubb integration and related expenses	(49)	(18)	(2)	—	—	(20)
Tax expense (benefit) on adjusted net realized gains (losses)	(4)	(12)	(6)	7	1	(10)

Tax expense, adjusted	$201	$97	$140	$136	$119	$492

Income before tax, as reported	$563	$750	$660	$1,085	$801	$3,296

Less: amortization of fair value of acquired invested assets and debt (1)	(83)	—	—	—	—	—
Less: Chubb integration and related expenses	(155)	(53)	(9)	—	—	(62)
Less: adjusted realized gains (losses)	(394)	(57)	(393)	128	(89)	(411)
Less: realized gains (losses) related to unconsolidated entities	(25)	(17)	25	33	26	67

Operating income before tax	$1,220	$877	$1,037	$924	$864	$3,702

Effective tax rate	22.1%	9.0%	20.1%	13.2%	15.0%	14.0%

Adjustment for tax impact of amortization of fair value of acquired invested assets and debt (1)	0.9%	—	—	—	—	—
Adjustment for tax impact of Chubb integration and related expenses	2.2%	1.5%	-0.1%	—	—	0.3%
Adjustment for tax impact of adjusted net realized gains (losses)	-8.7%	0.6%	-6.5%	1.5%	-1.3%	-1.0%

Operating effective tax rate	16.5%	11.1%	13.5%	14.7%	13.7%	13.3%

(1)	Related to the acquisition of The Chubb Corporation

P&C combined ratio

The following table presents the reconciliation of GAAP combined ratio to P&C combined ratio. The P&C combined ratio includes the impact of realized gains and losses on crop derivatives. These derivatives were purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing will impact underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations.

	1Q-16	4Q-15	3Q-15	2Q-15	1Q-15	Full Year 2015
GAAP combined ratio	90.0%	87.7%	85.8%	87.6%	88.4%	87.3%
Impact of gains and losses on crop derivatives	0.0%	0.0%	0.1%	0.1%	0.0%	0.1%

P&C combined ratio	90.0%	87.7%	85.9%	87.7%	88.4%	87.4%

Adjusted interest expense

The following table presents the reconciliation of Consolidated Interest expense on a GAAP basis to Consolidated Adjusted interest expense.

	1Q-16	4Q-15	3Q-15	2Q-15	1Q-15	Full Year 2015
Interest expense (GAAP)	146	93	68	71	68	300
Less: amortization of fair value adjustment of acquired long-term debt	10
Less: pre-acquisition interest expense related to $5.3 billion senior notes	(7)	(29)	—	—	—	(29)

Adjusted interest expense	$149	$64	$68	$71	$68	$271

Adjusted net investment income

The following table presents the reconciliation of Consolidated Net investment income on a GAAP basis to Consolidated Adjusted net investment income.

	1Q-16	4Q-15	3Q-15	2Q-15	1Q-15	Full Year 2015
Net investment income (GAAP)	674	532	549	562	551	2,194
Less: amortization of fair value adjustment of acquired invested assets	93	—	—	—	—

Adjusted net investment income	$767	$532	$549	$562	$551	$2,194

Reconciliation Non-GAAP 3	Page 27

Chubb Limited

Non-GAAP Financial Measures - 4

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

Chubb integration and related expenses, net of tax

Chubb integration and related expenses is a non-GAAP financial measure and includes legal and professional fees and all other costs directly related to the integration activities of the Chubb acquisition, including the pre-acquisition interest expense on the $5.3 billion senior notes issued in November 2015. We exclude Chubb integration expenses related to the Chubb acquisition from operating income due to the size and complexity of this acquisition. We exclude the pre-acquisition interest expense from operating income because the operations for which the debt was issued were not part of our operating activities prior to the completion of the acquisition. Effective with the close of the Chubb acquisition (January 14, 2016), the interest on this debt was considered a cost of our operations and was included within operating income. These integration and related expenses are distortive to our results and are not indicative of our underlying profitability. We believe that excluding these integration and related expenses facilitate the comparison of our financial results to our historical operating results. The following table presents the reconciliation of Chubb integration expenses, net of tax on a GAAP basis to Chubb integration and related expenses, net of tax.

	1Q-16	4Q-15	3Q-15	2Q-15	1Q-15	Full Year 2015
Chubb integration expenses, net of tax	$102	$16	$7	$—	$—	$23
Add: pre-acquisition interest expense related to $5.3 billion senior notes, net of tax	4	19	—	—	—	19

Chubb integration and related expenses, net of tax	$106	$35	$7	$—	$—	$42

Pro Forma

Pro forma measures presented throughout this document are prepared exclusive of purchase accounting adjustments in order to present the underlying profitability of the our insurance business. We believe that excluding these adjustments provide visibility and comparability into our results. Pro forma is defined as follows:

2016 Pro forma results: The combined company results inclusive of the first 14 days of January 2016. The 2016 and 2015 pro forma underwriting results do not include any impact from purchase accounting adjustments.

2015 Pro forma results: Legacy ACE plus Legacy Chubb historical results. For comparative purposes, the company reclassified certain income and expense items in the 2015 reported amounts of Legacy Chubb to be on the same basis as Legacy ACE results.

The following presents the reconciliation of earnings per share to earnings per share, including the 14 day stub period for Q1 2016:

Numerator	Q1-16
Operating income as reported	$1,019
Add: 14-day stub period income
Underwriting income	44
Net investment income	45
Interest expense	(9)
Income tax expense	(20)

Total 14-day stub period income	60

Pro forma operating income, including 14 day stub period	$1,079

Net income as reported	$439
Add: 14-day stub period income from above	60

Pro forma net income, including 14 day stub period	$499

Denominator	Q1-16
Weighted average shares outstanding and assumed conversions	450,009,742
Impact of shares issued in connection with Chubb Corp acquisition	20,232,753
Pro forma adjusted weighted average shares outstanding	470,242,495

Diluted earnings per share, including 14 day stub period
Operating income	$2.29
Net income	$1.06

Reconciliation Non-GAAP 4	Page 28

Chubb Limited

Non-GAAP Financial Measures - 5

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

The following presents the reconciliation of Q1 2016 Pro Forma underwriting income excluding purchase accounting adjustments to Q1 2016 as reported underwriting results.

		PGAAP adjustments		14 Day Stub Period
	Total Consolidated Pro Forma* (Excluding PGAAP)	Acquisition expense elimination	UPR intangible amortization	North America Commercial P&C Insurance	North America Personal P&C Insurance	Overseas General Insurance	Global Reinsurance	Life Insurance	Corporate	Total Consolidated As reported
Q1 2016
Net premiums written	$6,850			$519	$100	$215	$20	$1	$—	$5,995
Net premiums earned	6,988			208	109	72	—	2	—	6,597
Losses and loss expenses	3,896			127	53	42	—	—	—	3,674
Policy benefits	126			—	—	—	—	—	—	126

(Gains) losses from fair value changes in separate account assets	3			—	—	—	—	—	—	3
Policy acquisition costs	1,410	(506)		33	14	13	—	1	—	843
Amortization of acquired UPR intangible	—		570	—	—	—	—	—	—	570
Administrative expenses	836			35	13	12	—	1	3	772

Adjusted underwriting income (loss)	$717			$13	$29	$5	$—	$—	$(3)	$609	(1)

(1)	Refer to page 5 for a reconciliation of underwriting income to net income.

The following presents the reconciliation of Q1 2015 Pro Forma underwriting income excluding purchase accounting adjustments, as used throughout this report, to Pro Forma results calculated in accordance with SEC guidance under Article 11:

	As Reported				PGAAP adjustments (1)
	Legacy ACE	Legacy Chubb	Accounting policy alignment (2)	Pro forma*	Acquisition expense elimination	UPR intangible amortization	SEC Pro Forma 2015 (3)
Q1 2015
Net premiums written	$4,076	$3,106	$34	$7,216			$7,216
Net premiums earned	3,927	3,105	5	7,037			7,037
Losses and loss expenses	2,122	1,920	(1)	4,041			4,041
Policy benefits	142	—	—	142			142

(Gains) losses from fair value changes in separate account assets	(11)	—	—	(11)			(11)
Policy acquisition costs	707	626	64	1,397	(543)		854
Amortization of acquired UPR intangible	—		—	—		674	674
Administrative expenses	554	354	(33)	875			875

Underwriting income (loss)	$413	$205	$(25)	$593			$462

(1)	As if acquisition occurred on January 1, 2015
(2)	Refer to the closing Form 8-K/A filed on March 24, 2016 for further information on these adjustments.
(3)	Based on SEC guidance under Article 11

*	2016 Pro forma results: The combined company results inclusive of the first 14 days of January 2016. The 2016 and 2015 pro forma underwriting results do not include any impact from purchase accounting adjustments.

2015 Pro forma results: Legacy ACE plus Legacy Chubb historical results. For comparative purposes, the company reclassified certain income and expense items in the 2015 reported amounts of Legacy Chubb to be on the same basis as Legacy ACE results.

Reconciliation Non-GAAP 5	Page 29

Chubb Limited

Glossary

Chubb Limited Consolidated comprises all segments including Corporate.

Operating return on equity (ROE) or ROE calculated using operating income and operating return on tangible equity: The ROE numerator includes income adjusted to exclude after-tax adjusted net realized gains (losses), Chubb integration and related expenses, and the amortization of the fair value adjustment of acquired invested assets and long-term debt. The ROE denominator includes the average shareholders’ equity for the period adjusted to exclude unrealized gains (losses) on investments, net of tax. In addition, the denominator was adjusted to account for the weighted-average impact of the $15,527 million issuance of common shares and equity awards related to the Chubb Corp acquisition on January 14, 2016 . To annualize 2016 operating ROE, include the 14-day stub period adjustment in future quarters (i.e., Q2 through Q4 assumes a full quarter of operating income to account for the distortive impact of Q1 not having a full quarter given the acquisition close on January 14, 2016). For the operating return on tangible equity, we excluded goodwill and other intangibles from the denominator to eliminate the distortive impact of acquisitions. Operating ROE and operating return on tangible equity are useful measures as they enhance the understanding of the return on shareholders’ equity by highlighting the underlying profitability relative to shareholders’ equity excluding the effect of unrealized gains and losses on our investments and the distortive impact of acquisitions.

Book value per common share: Shareholders’ equity divided by the shares outstanding.

Combined ratio: The sum of the loss and loss expense ratio, acquisition cost ratio and the administrative expense ratio excluding life business.

Operating effective tax rate: Income tax expense excluding tax expense (benefit) on adjusted net realized gains (losses) divided by income excluding adjusted net realized gains (losses) before tax.

Tangible book value per common share: Shareholders’ equity less goodwill and other intangible assets divided by the shares outstanding.

Average market yield of fixed maturities: Weighted average yield to maturity of our fixed income portfolio based on the market prices of the holdings as of that date.

Average yield on invested assets: Net investment income divided by average cost of fixed maturities and other investments, and average market value of equity securities.

Tangible capital: Total capitalization less goodwill and other intangible assets.

Total capitalization: Short-term debt, long-term debt, trust preferreds, and shareholders’ equity.

NM: Not meaningful.

Chubb integration and related expenses, net of tax: Chubb integration expenses comprise legal and professional fees and all other costs directly related to the integration activities of the Chubb acquisition including the pre-acquisition interest expense on the $5.3 billion senior notes issued in November 2015. The pre-acquisition interest expense is included in operating income subsequent to January 14th, 2016, the date of the acquisition close. Chubb integration expenses are incurred by the overall company and are therefore included in Corporate. The costs are not related to the on-going business activities of the segments and are therefore excluded from our definition of segment income.

Glossary	Page 30